Exhibit 10.7

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

TESORO ENTERPRISES, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

1. Issuance. For good and valuable consideration as set forth in the Purchase Agreement (as defined below), including without limitation the Purchase Price (as defined in the Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged by Tesoro Enterprises, Inc., a Delaware corporation, its successors and assigns (“Company”), Tuigamala Group PTY LTD, an Australian corporation, its successors and/or registered assigns (“Investor”), is hereby granted the right to purchase at any time on or after the Issue Date (as defined below) until the one-year anniversary of the Issue Date (the “Expiration Date”), 50,000,000 fully paid and non-assessable shares (the “Warrant Shares”) of Company’s common stock, par value $0.00001 per share (the “Common Stock”), as such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant to Purchase Shares of Common Stock (this “Warrant”).

This Warrant is being issued pursuant to the terms of that certain Warrant Purchase Agreement dated December 23, 2020, to which Company and Investor are parties (as the same may be amended from time to time, the “Purchase Agreement”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference. This Warrant was issued to Investor on December 23, 2020 (the “Issue Date”).

2. Exercise of Warrant.

2.1. General.

(a) This Warrant is exercisable in whole or in part at any time and from time to time commencing on the Issue Date and ending on the Expiration Date. Such exercise shall be effectuated by submitting to Company (either by delivery to Company or by email or facsimile transmission) a completed and signed Notice of Exercise substantially in the form attached to this Warrant as Exhibit A (the “Notice of Exercise”). The date a Notice of Exercise is delivered to Company shall be the “Exercise Date,” provided that, if such exercise represents the full exercise of the outstanding balance of this Warrant, Investor shall tender this Warrant to Company within five (5) Trading Days thereafter, but only if the Warrant Shares to be delivered pursuant to the Notice of Exercise have been delivered to Investor as of such date. The Notice of Exercise shall be executed by Investor and shall indicate the number of Warrant Shares to be issued pursuant to such exercise

(b) The Exercise Price per share of Common Stock for the Warrant Shares shall be payable, at the election of Investor, in cash or by certified or official bank check or by wire transfer in accordance with instructions provided by Company at the request of Investor.

(c) Upon the appropriate payment to Company of the Exercise Price for the Warrant Shares, Company shall promptly, but in no case later than the date that is ten (10) Trading Days following the date the Exercise Price is paid to Company (the “Delivery Date”), deliver or cause Company’s Transfer Agent to deliver the applicable Warrant Shares electronically via the DWAC system to the account designated by Investor on the Notice of Exercise. If for any reason Company is not able to so deliver the Warrant Shares via the DWAC system, Company shall instead, on or before the applicable date set forth above in this subsection, issue and deliver to Investor or its broker (as designated in the Notice of Exercise), via reputable overnight courier, a certificate, registered in the name of Investor or its designee, representing the applicable number of Warrant Shares.

(d) In no event may this Warrant be net cash settled.

2.2. Ownership Limitation. Notwithstanding anything to the contrary contained in this Warrant, if at any time Lender shall or would be issued shares of Common Stock under this Warrant, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then Borrower shall not issue to Lender shares of Common Stock which would exceed the Maximum Percentage. The ownership limitation is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

3. Mutilation or Loss of Warrant. Upon receipt by Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, Company will execute and deliver to Investor a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

4. Rights of Investor. Investor shall not, by virtue of this Warrant alone, be entitled to any rights of a stockholder in Company, either at law or in equity, and the rights of Investor with respect to or arising under this Warrant are limited to those expressed in this Warrant and are not enforceable against Company except to the extent set forth herein

5. Adjustments. If Company shall issue any shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of Warrant Shares at that time issuable pursuant to the exercise of this Warrant shall be proportionately increased; and, conversely, if Company shall contract the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased and the number of Warrant Shares at that time issuable pursuant to the exercise or conversion of this Warrant shall be proportionately decreased. Each adjustment in the number of shares of Warrant Stock issuable shall be to the nearest whole share.

6. Certificate as to Adjustments. In the case of any adjustment in the Exercise Price or Warrant Shares, Company will promptly give written notice to Investor in the form of a certificate, certified and confirmed by an officer of the Company, setting forth the adjustment in reasonable detail.

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7. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”). Neither this Warrant nor the Warrant Shares may be sold, transferred, pledged or hypothecated without (a) an effective registration statement under the 1933 Act relating to such security or (b) an opinion of counsel reasonably satisfactory to Company that registration is not required under the 1933 Act. Until such time as registration has occurred under the 1933 Act, each certificate for this Warrant and any Warrant Shares shall contain a legend, in form and substance satisfactory to counsel for Company, setting forth the restrictions on transfer contained in this Section 7.

8. Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by reference.

9. Supplements and Amendments; Whole Agreement. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant, together with the Purchase Agreement, contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings with respect to the subject matter hereof and thereof other than as expressly contained herein and therein.

10. Governing Law; Venue. This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

11. Waiver of Jury Trial. EACH OF COMPANY AND INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS WARRANT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, COMPANY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

12. Counterparts. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Electronic signatures shall be considered original signatures for all purposes hereof.

13. Attorneys’ Fees. In the event of any litigation or dispute arising from this Warrant, the parties agree that the prevailing party shall be entitled to an additional award of the full amount of the reasonable attorneys’ fees and expenses paid by said prevailing party in connection with litigation or dispute.

14. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

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IN WITNESS WHEREOF, Company has caused this Warrant to be duly executed as of the Issue Date.

COMPANY:

Tesoro Enterprises, Inc.

By:
Brian Foote, President and CEO

[Signature Page to Warrant]

ATTACHMENT 1

DEFINITIONS

For purposes of this Warrant, the following terms shall have the following meanings:

A1. “DTC” means the Depository Trust Company or any successor thereto.

A2. “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Investor’s brokerage firm for the benefit of Investor.

A3. “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A4. “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A5. “Exercise Price” means $0.25 per share of Common Stock, as the same may be adjusted from time to time pursuant to the terms and conditions of this Warrant.

A6. “Trading Day” means any day the New York Stock Exchange is open for trading.

Attachment 1 to Warrant, Page 1

EXHIBIT A

NOTICE OF EXERCISE OF WARRANT

TO:	TESORO ENTERPRISES, INC.
ATTN: _______________________
	VIA FAX TO: ( ) _______________________	EMAIL: _______________________

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant to Purchase Shares of Common Stock dated as of December 23, 2020 (the “Warrant”), to purchase shares of the common stock, $0.00001 par value (“Common Stock”), of Tesoro Enterprises, Inc., and tenders herewith payment in accordance with Section 2 of the Warrant, as follows:

Warrant Shares:

Exercise Price: $

Purchase Price: $	= (Exercise Price x Warrant Shares)

Payment is being made by:

enclosed check
wire transfer
other

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Warrant.

It is the intention of Investor to comply with the provisions of Section 2.2 of the Warrant regarding certain limits on Investor’s right to receive shares thereunder. Investor believes this exercise complies with the provisions of such Section 2.2. Nonetheless, to the extent that, pursuant to the exercise effected hereby, Investor would receive more shares of Common Stock than permitted under Section 2.2, Company shall not be obligated and shall not issue to Investor such excess shares until such time, if ever, that Investor could receive such excess shares without violating, and in full compliance with, Section 2.2 of the Warrant.

As contemplated by the Warrant, this Notice of Exercise is being sent by email to the officer indicated above.

If this Notice of Exercise represents the full exercise of the entire Warrant, Investor will surrender (or cause to be surrendered) the Warrant to Company at the address indicated above by express courier within five (5) Trading Days after the Warrant Shares to be delivered pursuant to this Notice of Exercise have been delivered to Investor.

To the extent the Warrant Shares are not able to be delivered to Investor via the DWAC system, please deliver certificates representing the Warrant Shares to Investor via reputable overnight courier after receipt of this Notice of Exercise (by facsimile transmission or otherwise) to:

Dated:

[Name of Investor]

By:

Exhibit A to Warrant, Page 1

EXHIBIT C

WIRING INSTRUCTIONS

Bank:	JPMorgan Chase Bank, N.A.
Name on Account:	Culhane, Meadows, Haughian & Walsh, PLLC
Routing No.:	111000614
Trust IOLTA Account No.:	216838617
Reference:	Tesoro Enterprises Option and Warrant

WARRANT ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, Tuigamala Group Pty Ltd, an Australian private limited company (“Assignor”), hereby assigns and transfers to Archumbl Pty Ltd, an Australian private limited company (ACN 649 688 666), as trustee for Archumbl Trust (“Assignee”), and Assignee hereby receives and accepts, all of Assignor’s right, title and interest in and to, free and clear of any lien, claim or encumbrance, that certain Warrant to Purchase Shares of Common Stock issued on December 23, 2020 by HUMBL, Inc., a Delaware corporation (f/k/a Tesoro Enterprises, Inc.), to the order of Assignor.

WITNESS our hands this 10th day of May 2021.

ASSIGNOR:

TUIGAMALA GROUP PTY LTD

By:
Julius Tuigamala, Sole Director

ASSIGNEE:

ARCHUMBL PTY LTD, as Trustee for Archumbl Trust

By:
Alev Dover, Director

AMENDMENT TO WARRANT TO PURCHASE SHARES OF COMMON STOCK

This Amendment to Warrant to Purchase Shares of Common Stock (this “Amendment”) is entered into as of May 17, 2021, by and between HUMBL, Inc., a Delaware corporation (“Company”), and Archumbl Pty Ltd, an Australian private limited company (ACN 649 688 666), as trustee for Archumbl Trust (“Holder”). Capitalized terms used in this Amendment without definition shall have the meanings given to them in the Warrant (as defined below).

A. Holder previously issued to Tuigamala Group Pty Ltd (“Tuigamala Group”) that certain Warrant to Purchase Shares of Common Stock dated December 23, 2020 (the “Warrant”).

B. Tuigamala Group subsequently assigned the Warrant to Holder.

C. Company and Holder have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment to extend the Expiration Date of the Warrant.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Expiration Date. Company and Holder agree that the Expiration Date of the Warrant is hereby extended to December 23, 2022.

3. Registration. Company agrees to register all of the Warrant Shares in the Form S-1 Registration Statement it intends to file.

4. Other Terms Unchanged. The Warrant, as amended by this Amendment remains and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed. Any reference to the Warrant after the date of this Amendment is deemed to be a reference to the Warrant as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Warrant, the terms of this Amendment shall control.

5. No Reliance. Holder acknowledges and agrees that neither Company nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Holder or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Amendment, Holder is not relying on any representation, warranty, covenant or promise of Company or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

7. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

COMPANY:

HUMBL, Inc.

By:
Brian Foote, CEO

HOLDER:

Archumbl Pty Ltd, as Trustee for Archumbl Trust

By:
Alev Dover, Director

[Signature Page to Amendment to Warrant to Purchase Shares of Common Stock]